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                                                                 EXHIBIT 10.24.6

                              AMENDMENT TO MORTGAGE

         Reference is made to that certain Mortgage and Security Agreement and Assignment of Leases and Rents dated as of March 2, 2001 (the "Mortgage") from ArQule, Inc., a Delaware corporation (the "Mortgagor") to Fleet National Bank (the "Mortgagee"). The Mortgage was recorded with Middlesex (South) Registry of Deeds, in Book 32475, Page 326, and filed for record with Middlesex South Registry District of Land Court as Document No. 1164614. The Mortgage is hereby amended:

         1. By providing that all references in the Mortgage to the "Loan Agreement" will be deemed to refer to the Loan Agreement described therein, as amended from time to time.

         2. By providing that all references in the Mortgage to the "Mortgage Notes" or to any "Mortgage Note" will be deemed to refer to the Facility One Term Note (as defined in the Mortgage), the Facility Two Term Note (as defined in the Mortgage) and that certain $2,500,000 face principal amount promissory note of even date herewith (the "Facility Three Term Note") made by the Mortgagor and payable to the order of the Mortgagee.

         Except as expressly amended hereby, the Mortgage remains in full force and effect as heretofore.

         Executed, as an instrument under seal, as of this ___ day of September, 2002.

                                        ARQULE, INC.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

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Commonwealth of Massachusetts)
County of                    ) ss.

         On this ____ day of September, 2002, before me personally appeared ________________, to me personally known, who being by me duly sworn, did say that he/she is the _____________ of ArQule, Inc.; and he/she acknowledged the foregoing instrument to be the free act and deed of said corporation.

                                              ---------------------------------
NOTARIAL SEAL                                 Notary Public
                                              My commission expires:

Commonwealth of Massachusetts )
County of                     ) ss.

         On this _____ day of September, 2002, before me personally appeared ___________________, to me personally known, who being by me duly sworn, did say that he/she is a ____________ of Fleet National Bank; and he/she acknowledged the foregoing instrument to be the free act and deed of said bank.

                                              ---------------------------------
NOTARIAL SEAL                                 Notary Public
                                              My commission expires:


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